UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2012

LIGAND PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11119 North Torrey Pines Road, Suite 200, La Jolla, California, 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)

11085 North Torrey Pines Road, Suite 100, La Jolla, California, 92037

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2012, at the 2012 Annual Meeting of Stockholders of Ligand Pharmaceuticals Incorporated (the “Company” or “Ligand), the stockholders of Ligand approved the amendment and restatement of the Company’s 2002 Stock Incentive Plan (the “Amended 2002 Plan”).

The Company’s 2002 Stock Incentive Plan was amended to increase the number of shares available for issuance under the Amended 2002 Plan by 1,800,000 shares and make certain other immaterial amendments.

A summary of the material terms of the Amended 2002 Plan is set forth in Ligand’s definitive proxy statement for the 2012 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 27, 2012. The summary in the definitive proxy statement and the description of the Amended 2002 Plan contained herein is qualified in its entirety by reference to the full text of the Amended 2002 Plan which is filed as an appendix to the definitive proxy statement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2012 annual meeting of stockholders of the Company was held on May 31, 2012. Set forth below is a brief description of each matter voted on at the meeting and the final voting results.

Proposal 1. The election of eight members of the Company’s board of directors for terms expiring at the 2013 annual meeting of stockholders. In accordance with the results below, each nominee was elected to serve as a director.

	Votes For	Votes Withheld	Broker Non-Votes
Jason Aryeh	8,467,385	654,757	9,004,522
Todd C. Davis	8,776,266	345,876	9,004,522
John L. Higgins	8,728,358	393,784	9,004,522
David M. Knott	8,571,173	550,969	9,004,522
John W. Kozarich	8,840,877	281,265	9,004,522
John L. LaMattina	8,776,462	345,680	9,004,522
Sunil Patel	8,559,689	562,453	9,004,522
Stephen L. Sabba	8,539,240	582,902	9,004,522

Proposal 2. The ratification of the Audit Committee’s selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending 2012. In accordance with the results below, the selection of Grant Thornton LLP was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,774,165	187,507	164,992

Proposal 3. The approval of the Amended 2002 Plan. In accordance with the results below, the Amended 2002 Plan was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,140,507	826,162	155,473	9,004,522

Proposal 4. The approval of the compensation of the named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission. In accordance with the results below, the advisory resolution approving the compensation of the Company’s named executive officers was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,681,335	291,074	149,733	9,004,522

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned.

LIGAND PHARMACEUTICALS INCORPORATED

Date: June 4, 2012	By:	/s/ Charles S. Berkman
	Name:	Charles S. Berkman
	Title:	Vice President, General Counsel and Secretary